Exhibit 10.1
                                                                    ------------

                     SEVERANCE AGREEMENT AND GENERAL RELEASE
                     ---------------------------------------

This severance agreement and general release (the "Agreement") by and between Charles J. Digate ("Executive") and MathSoft, Inc., currently doing business as Insightful Corporation (the "Company") regarding Executive's separation from employment is effective as of February 5, 2001 in accordance with Section 12.

     For good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

     1.     Employment  Status:  Executive's  employment  as  the  President and
            ------------------
Chief  Executive  Officer  of  the  Company shall cease on January 31, 2001 (the
"Termination Date"). As of the Termination Date, Executive's salary and benefits will cease, and any entitlement Executive has or might have under a Company-provided benefit plan, program or practice will terminate, except as required by federal or state law, or as otherwise described below. Executive shall be paid all salary due through the Termination Date, and shall be entitled to receive a payment representing any earned but unused accrued vacation time through the Termination Date in accordance with the Company's standard vacation policy.

     2.     Consideration:
            -------------

          (a)     Severance Payments: In consideration for Executive's execution
                  ------------------
of this Agreement, including specifically the release provisions in Sections 4, 5 and 7, the Company agrees to pay the Executive salary continuation payments for eighteen (18) months at the rate of $20,833.33 per month in accordance with the Company's normal payroll practices and policies in effect from time to time following the Effective Date, as defined below; provided, however, that the Company shall not be obligated to make any payments pursuant to this Section 2(a) during any period in which the Executive is in violation of the terms of his Confidential Information, Inventions and Non-Competition Agreement with the Company. All amounts set forth in this Section 2 are subject to any applicable federal, state and local deductions, withholdings, payroll and other taxes.

          (b)     Health  Benefits:  The  Termination  Date  will  serve  as the
                  ----------------
"qualifying event" under the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA"). If Executive elects to continue medical and/or dental insurance coverage in accordance with the provisions of COBRA, under the same plans available to active Company employees and under the same rules, restrictions and regulations applicable thereto, the Company shall make premium payments on Executive's behalf until the earlier of the date which is (i) eighteen (18) months from the Termination Date (i.e., until July 31, 2002); (ii) the date the Executive secures alternative medical insurance coverage from a subsequent employer, but only if such coverage is equal to or better than that currently provided by MathSoft; or (iii) the date coverage would otherwise terminate under COBRA. The Company will make such payments directly to the insurer for coverage. Thereafter, Executive will be responsible for any and all payments for the elected period of continued health insurance coverage under COBRA. Executive will receive additional COBRA information under separate cover.

          (c)     EXERCISE  OF OPTIONS.  The Executive shall have three years to
                  --------------------
exercise any then-exercisable, unexpired installments of any stock options held by the Executive on the Termination Date, or, if later, 90 days from the date when the Executive ceases to be a member of the Board of Directors of the Company or otherwise ceases to maintain a "Business Relationship" with the Company as defined in the Company's Amended and Restated 1992 Stock Plan or any successor plan (the "Company Plan").

     3.     SETTLEMENT  OF  AMOUNTS  DUE:  The amounts set forth above  shall be
            ----------------------------
complete and unconditional payment, settlement, satisfaction and/or accord with respect to all obligations and liabilities of the Releasees (as defined in Section 5) to Executive, and with respect to all claims, causes of action and damages that could be asserted by Executive against the Releasees regarding Executive's employment with, change in employment status with, and/or termination from employment with the Company, including, without limitation, all claims for wages, wage increases, salary, commissions, draws, incentive pay, bonuses, reasonable business expenses, paid time off, stock and stock options, severance pay, attorneys' fees, compensatory damages, exemplary damages, or other compensation, benefits, costs or sums.

     4.     MEMBERSHIP  ON  THE  BOARD OF DIRECTORS:  The Company has requested,
            ---------------------------------------
and the Executive has agreed, that the Executive continue to serve on the Board of Directors of the Company. The Executive shall continue to be considered to be maintaining a "business relationship" with the Company during such period of service as defined in the Company Plan, and any installments of any stock options held by the Executive on the termination of his employment that are not exercisable and have not expired shall continue to become exercisable in accordance with the terms of the relevant option agreements and option plans during such period of service.

     5.     PROMISSORY  NOTE:  Notwithstanding anything in this Agreement or the
            ----------------
Letter Agreement (as defined below), that certain Promissory Note dated June 19, 2000 by the Executive in favor of the Company in the principal amount of $550,000 and that certain Pledge Agreement dated June 19, 2000 by and between Executive and the Company (the "Note and Pledge Agreement") remain in full force and effect.

     6.     Release:
            -------

          (a)     General  Release:  In  exchange  for the payments and benefits
                  ----------------
described in Section 3 hereof, and other good and valuable consideration, the receipt of which is hereby acknowledged, Executive and his representatives, agents, estate, heirs, successors and assigns ("Releasors") absolutely and unconditionally hereby release, remise, discharge, indemnify and hold harmless the Releasees (defined to include MathSoft, Inc., (currently doing business as Insightful Corporation) its predecessors, parents, subsidiaries, divisions, affiliates, successors or assigns, and its and their respective current and/or former partners, directors, trustees, investors, stockholders, officers,


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
employees, attorneys and/or agents, all both individually and in their official capacities) from any and all actions or causes of action, suits, claims, complaints, contracts, liabilities, agreements, promises, contracts, torts, debts, damages, controversies, judgments, rights and demands, whether existing or contingent, known or unknown, suspected or unsuspected, in law or equity, which arise out of Executive's employment with, change in employment status with and/or termination of employment from the Company. This release is intended by Releasors to be all encompassing and to act as a full and total release of any claims Releasors have, may have or have had against the Releasees from the beginning of the World to the date of this Agreement, including, but not limited to, claims under any federal, state or local constitution, statute, law, ordinance, bylaw or regulation dealing with either employment, employment discrimination, retaliation and/or employment benefits including, without limitation those laws, statutes or regulations concerning discrimination on the basis of race, color, marital status, creed, religion, age, sex, sex harassment, sexual orientation, national origin, ancestry, handicap or disability, medical or genetic condition, veteran status or any military service or application for military service, or any category protected by federal, state or local law; any federal, state or local law or regulation concerning securities, stock or stock options; any contract (specifically including Executive's Amended and Restated Executive Agreement dated as of November 23, 1998), whether oral or written, express or implied; any tort; or common law.

          (b)     Release of Claims by Others:  Releasors not  only  release and
             -------------------------------
discharge the Releasees from any and all claims as stated above that Executive could make on his own behalf or on behalf of others, but also specifically waives any right to recover any damage awards as a member of any class in a case in which any claim(s) against the Releasees are made involving any matters concerning Executive's employment or termination thereof and/or his (or his family's) ownership of Company stock or stock options.

     7.     Waiver  of  Rights/Claims Under the Age Discrimination in Employment
            --------------------------------------------------------------------
Act:
---

     Since Executive is 40 years of age or older, he is hereby informed that he has or might have specific rights and/or claims under the Age Discrimination and Employment Act of 1967, as amended (the "ADEA"), and Executive agrees and understands that:

          (a) in consideration of the amounts described in Section 2 of this Agreement, which are in addition to anything of value to which he is already entitled, he specifically waives any rights and/or claims under ADEA to the extent that such rights and/or claims arose prior to the date this Agreement was executed;

          (b) Executive does not waive any rights or claims under the ADEA that may arise after the date this Agreement is executed;

          (c) Executive is hereby advised that he has 21-days within which to consider this Agreement's terms and to consult with or seek advice from counsel prior to executing this Agreement;

          (d) Executive has not been subject to any undue or improper influence interfering with the exercise of his free will in deciding whether to execute this Agreement;

          (e) Executive has read carefully and fully understands all of the terms set forth in this Agreement, and he knowingly and voluntarily agrees to all such terms; and


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
          (f) the 21-day review period will not be affected or extended by any revisions which might be made to this Agreement.

     8.     Proprietary  and  Company Materials:  Except as agreed in writing by
            -----------------------------------
the Company and the Executive pursuant to Executive's responsibilities as the Chairman of the Board of Directors, on the Termination Date, Executive will return to the Company all Company property and materials, including but not limited to, personal computers, laptops, fax machines, scanners, copiers, cellular phones, Company credit cards and telephone charge cards, manuals, building keys and passes, courtesy parking passes, diskettes, intangible information stored on diskettes, software programs and data compiled with the use of those programs, software passwords or codes, tangible copies of trade secrets and confidential information, sales forecasts, names and addresses of Company customers and potential customers, customer lists, customer contacts, sales information, sales forecasts, memoranda, sales brochures, business or marketing plans, reports, projections, and any and all other information or property previously or currently held or used by Executive that is or was related to Executive's employment with the Company ("Company Property"). Executive agrees that in the event that he discovers any other Company Property in his possession after the Termination Date, he will immediately return such materials to the Company. Notwithstanding the foregoing, as the Executive and Company contemplate an ongoing relationship, Executive agrees to return any Company Property in his possession upon the cessation of his service on the Board of Directors of the Company.

     9.     Unknown Claims Released: Executive understands that in Paragraphs 4,
            -----------------------
6 and 7, he is releasing claims that he may not know about. This is Executive's knowing and voluntary intent, even though he recognizes that someday he might learn that some or all of the facts he currently believes to be true are untrue and even though he might then regret having signed this Agreement. Nevertheless, Executive assumes that risk and agrees that this Agreement shall remain effective in all respects in any such case. Executive expressly waives all rights he might have under any law that is intended to protect him from waiving unknown claims, and he understands the significance of doing so.

     10.     Non-Disparagement  and  Confidentiality:  Executive  agrees  not to
             ---------------------------------------
make any negative, adverse or otherwise detrimental remarks concerning the Company's employees, officers, directors, shareholders, business, operations, technologies, products, services, marketing strategies, pricing policies, management, affairs and financial condition. The Company and its officers agree not to make any negative, adverse or otherwise detrimental remarks regarding Executive. Executive agrees that he shall not divulge or publish, directly or indirectly, any information whatsoever regarding the substance, terms or existence of this Agreement and/or any discussions relating to this Agreement, to any person or organization other than Executive's attorney, accountant, financial advisor or members of Executive's immediate family until such time as Company shall have disclosed such Agreement in a filing with the Securities and Exchange Commission if required. Nothing herein shall prohibit or bar Executive from providing truthful testimony in any legal proceeding or in communicating with any governmental agency or representative or from making any truthful disclosure required, authorized or permitted under law; provided however, that in providing such testimony or making such disclosures or communications, Executive will use his best efforts to ensure that this Section is complied with to the maximum extent possible.


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
     11.     Nonadmission:  Nothing  in  this Agreement nor any of its terms and
             ------------
provisions, nor any of the negotiations or proceedings connected with it, constitutes, will be construed to constitute, will be offered in evidence as, received in evidence as and/or deemed to be evidence of an admission of liability or wrongdoing by any and/or all of the Releasees, and any such liability or wrongdoing is hereby expressly denied by each of the Releasees.

     12.     Representations  and  Governing  Law:
             ------------------------------------

     (a) This Agreement sets forth the complete and sole agreement between the parties and supersedes any and all other agreements, understandings and/or representations between or by the parties, whether oral or written; provided,
                                                                       --------
however,  that  nothing  in this Agreement will affect, modify, or supersede the
-------
letter agreement between the parties dated January __, 2001, relating to consulting services to be performed while serving as Chairman of the Board (the "Letter Agreement"), or the Note and Pledge Agreement as defined in Section 5, or the Confidential Information, Inventions and Non-Competition Agreement, or any stock option agreements issued by the Company to the Executive, each of which shall remain in full force and effect in accordance with its respective terms.

          (b) This Agreement shall deemed to be made and entered into in the Commonwealth of Massachusetts and shall in all respects be interpreted, enforced and governed under the internal and domestic laws of Massachusetts without giving effect to the principles of conflicts of law thereof. The language of all parts of this Agreement shall in all cases be construed as a whole according to its fair meaning and not strictly for or against any of the parties.

          (c) This Agreement may not be changed, amended, modified, altered or rescinded except upon the express written consent of both the Company's President and Chief Executive Officer. If any provision of this Agreement, or part thereof, is held invalid, void or voidable as against public policy or otherwise, the invalidity shall not affect other provisions, or parts thereof, which may be given effect without the invalid provision or part. To this extent, the provisions, and parts thereof, of this Agreement are declared to be severable. Any waiver of any provision of this Agreement shall not constitute a waiver of any other provision of this Agreement unless expressly so indicated otherwise.

          (d) Executive may not assign any of his rights or delegate any of his duties under this Agreement. The Company may assign this Agreement and the rights and obligations of the Company under this Agreement shall inure to the benefit of the Company's successors and assigns.

     13.     Effective Date:  After signing this Agreement, Executive may revoke
             --------------
it for a period of seven (7) days following said signing. This Agreement shall not become effective or enforceable and no payments will be made until the revocation period has expired (the "Effective Date").

EXECUTIVE REPRESENTS THAT HE HAS READ THIS AGREEMENT, THAT HE FULLY UNDERSTANDS THE TERMS AND CONDITIONS OF SUCH AGREEMENT AND THAT HE IS VOLUNTARILY EXECUTING THE SAME. IN ENTERING INTO THIS AGREEMENT, EXECUTIVE DOES NOT RELY ON ANY REPRESENTATION, PROMISE OR INDUCEMENT MADE BY THE RELEASEES WITH THE EXCEPTION OF THE CONSIDERATION DESCRIBED IN THIS DOCUMENT.

     Executed  this  29th  day  of  January,  2001.


MathSoft,  Inc.
(d/b/a  Insightful  Corporation)




By:  /s/  Dermot  P.  O'Grady                    /s/  Charles  J.  Digate
  ---------------------------                    ------------------------
                                                 Charles  J.  Digate
Title:  Vice President and Chief Financial
Officer


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